                                                                    Exhibit 99.1

                             Joint Filer Information

Date of Event Requiring Statement:         September 9, 2010

Issuer Name and Ticker or Trading Symbol:  TRW Automotive Holdings Corp. (TRW)

Designated Filer:                          Automotive Investors L.L.C.

Other Joint Filers:                        Blackstone Management Associates
                                           IV L.L.C., Blackstone Capital
                                           Partners IV-A L.P., Blackstone Family
                                           Investment Partnership IV-A L.P.,
                                           Blackstone Capital Partners IV L.P.,
                                           Blackstone Automotive Co-Invest
                                           Capital Partners L.P., Blackstone
                                           Holdings III L.P., Blackstone
                                           Holdings III GP L.L.C.,
                                           The Blackstone Group L.P., Blackstone
                                           Group Management L.L.C. and
                                           Mr. Stephen A. Schwarzman

Addresses:                                 The principal business address of
                                           each of the Joint Filers above is
                                           c/o The Blackstone Group L.P.,
                                           345 Park Avenue, New York,
                                           New York 10154

Signatures:                                Automotive Investors L.L.C.

                                           By: /s/ Robert L. Friedman
                                               ---------------------------------
                                               Name: Robert L. Friedman
                                               Title: Authorized Person

                                           Blackstone Management
                                           Associates IV L.L.C.

                                           By: /s/ Robert L. Friedman
                                               ---------------------------------
                                               Name: Robert L. Friedman
                                               Title: Authorized Person

                                           Blackstone Capital Partners IV-A L.P.

                                           By: Blackstone Management
                                                Associates IV L.L.C.,
                                                its General Partner

                                           By: /s/ Robert L. Friedman
                                               ---------------------------------
                                               Name: Robert L. Friedman
                                               Title: Authorized Person

                                           Blackstone Capital Partners IV L.P.

                                           By: Blackstone Management
                                                Associates IV L.L.C.,
                                                its General Partner

                                           By: /s/ Robert L. Friedman
                                               ---------------------------------
                                               Name: Robert L. Friedman
                                               Title: Authorized Person

                                           Blackstone Automotive Co-Invest
                                           Capital Partners L.P.

                                           By: Blackstone Management
                                                Associates IV L.L.C., its
                                                General Partner

                                           By: /s/ Robert L. Friedman
                                               ---------------------------------
                                               Name: Robert L. Friedman
                                               Title: Authorized Person

                                           Blackstone Family Investment
                                           Partnership IV-A L.P.

                                           By: Blackstone Management
                                                Associates IV L.L.C., its General
                                                Partner

                                           By: /s/ Robert L. Friedman
                                               ---------------------------------
                                               Name: Robert L. Friedman
                                               Title: Authorized Person

                                           Blackstone Holdings III L.P.

                                           By: /s/ Robert L. Friedman
                                               ---------------------------------
                                               Name: Robert L. Friedman
                                               Title: Authorized Person

                                           Blackstone Holdings III GP L.L.C.

                                           By: /s/ Robert L. Friedman
                                               ---------------------------------
                                               Name: Robert L. Friedman
                                               Title: Authorized Person

                                           Blackstone Group L.P.

                                           By: /s/ Robert L. Friedman
                                               ---------------------------------
                                               Name: Robert L. Friedman
                                               Title: Authorized Person

                                           Blackstone Group Management L.L.C.

                                           By: /s/ Robert L. Friedman
                                               --------------------------
                                               Name: Robert L. Friedman
                                               Title: Authorized Person

                                               /s/ Stephen A. Schwarzman
                                               ---------------------------------
                                               Stephen A. Schwarzman